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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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_____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
      SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                        HARLAND CLARKE HOLDINGS CORP.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     84-1696500
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                2939 MILLER ROAD
                                DECATUR, GA 30035
                    (Address of principal executive offices)

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                       SENIOR FLOATING RATE NOTES DUE 2015
                     9.50% SENIOR FIXED RATE NOTES DUE 2015
                       (Title of the indenture securities)

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(1) See Table 1 - List of additional obligors

                                     Table 1

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Exact Name of Additional Registrant as Specified in its

Charter/Constituent Documents*                          Jurisdiction of Incorporation         Federal EIN
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B(2)Direct, Inc.                                                      Delaware                 74-2977833
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Centralia Holding Corp.                                               Georgia                  58-1980290
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Checks in the Mail, Inc.                                              Delaware                 51-0348071
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Clarke American Checks, Inc.                                          Delaware                 74-2619107
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Harland Checks and Services, Inc.                                     Georgia                  58-2191143
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Harland Clarke Corp.                                                  Delaware                 58-0278260
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Harland Financial Solutions, Inc.                                      Oregon                  93-0704365
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HFS Core Systems, Inc.                                                Delaware                 94-2746681
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HFS Scantron Holdings Corp.                                           New York                 26-0223054
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John H. Harland Company of Puerto Rico                                Georgia                  58-1143611
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Scantron Corporation                                                  Delaware                 95-2767912
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*    The address for each of the additional registrants is c/o Harland Clarke
     Holdings Corp., 2939 Miller Road, Decatur, GA 30035

Item 1. General Information. Furnish the following information as to the trustee:

          (a)  Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of San Francisco
               San Francisco, California 94120

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
         Statement of Eligibility.

         Exhibit 1.     A copy of the Articles of Association of the trustee now
                        in effect.*

         Exhibit 2.     A copy of the Comptroller of the Currency Certificate of
                        Corporate Existence and Fiduciary Powers for Wells Fargo
                        Bank, National Association, dated February 4, 2004.**

         Exhibit 3.     See Exhibit 2

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.     Not applicable.

         Exhibit 6.     The consent of the trustee required by Section 321(b) of
                        the Act.

         Exhibit 7.     A copy of the latest report of condition of the trustee
                        published pursuant to law or the requirements of its
                        supervising or examining authority.

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.

         * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated December
         30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

         ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3,
         2004 of Trans-Lux Corporation file number 022-28721.

         *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26,
         2005 of Penn National Gaming, Inc. file number 333-125274.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 4th day of June 2007.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    /s/ Joseph P. O'Donnell
                                    ---------------------------
                                    Joseph P. O'Donnell
                                    Vice President

                                    EXHIBIT 6

June 4, 2007

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the
Securities and Exchange Commission upon its request therefor.

                                       Very truly yours,

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                       /s/ Joseph P. O'Donnell
                                       ---------------------------
                                       Joseph P. O'Donnell
                                       Vice President

                                                  Exhibit 7

                                     Consolidated Report of Condition of

                                    Wells Fargo Bank National Association
                             of 101 North Phillips Avenue, Sioux Falls, SD 57104
                                   And Foreign and Domestic Subsidiaries,
   at the close of business March 31, 2007, filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                                              Dollar Amounts
                                                                                               In Millions
                                                                                              --------------

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                     $ 12,467
         Interest-bearing balances                                                                 1,280
Securities:
         Held-to-maturity securities                                                                   0
         Available-for-sale securities                                                            40,238
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                    6,195
         Securities purchased under agreements to resell                                           1,187
Loans and lease financing receivables:
         Loans and leases held for sale                                                           33,093
         Loans and leases, net of unearned income                                251,321
         LESS: Allowance for loan and lease losses                                 2,151
         Loans and leases, net of unearned income and allowance                                  249,170
Trading Assets                                                                                     3,665
Premises and fixed assets (including capitalized leases)                                           4,173
Other real estate owned                                                                              657
Investments in unconsolidated subsidiaries and associated companies                                  392
Intangible assets
         Goodwill                                                                                  8,994
         Other intangible assets                                                                  18,668
Other assets                                                                                      16,668
                                                                                                --------
Total assets                                                                                    $396,847
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LIABILITIES
Deposits:
         In domestic offices                                                                    $269,773
                  Noninterest-bearing                                              75,101
                  Interest-bearing                                                194,672
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                            43,580
                  Noninterest-bearing                                                   6
                  Interest-bearing                                                 43,574
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                               3,911
         Securities sold under agreements to repurchase                                            6,114

                                                                                              Dollar Amounts
                                                                                               In Millions
                                                                                              --------------

Trading liabilities                                                                                2,328
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                 6,914
Subordinated notes and debentures                                                                 10,148
Other liabilities                                                                                 14,055
                                                                                                --------
Total liabilities                                                                               $356,823

Minority interest in consolidated subsidiaries                                                        58

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                                                0
Common stock                                                                                         520
Surplus (exclude all surplus related to preferred stock)                                          24,751
Retained earnings                                                                                 14,239
Accumulated other comprehensive income                                                               456
Other equity capital components                                                                        0
                                                                                                --------
Total equity capital                                                                              39,966
                                                                                                --------
Total liabilities, minority interest, and equity capital                                        $396,847
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I, Karen B. Nelson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Nelson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael Loughlin
John Stumpf                                 Directors
Carrie Tolstedt